                                                                   EXHIBIT 10.92

               THIRTIETH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS THIRTIETH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 25, 2004, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company ("KIS LLC"), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company ("CSG LLC"; and, together with Brawn, GBM, Gump's, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, "Borrowers" and each, individually, a "Borrower"), HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down LLC"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse LLC"), D.M. ADVERTISING, LLC, a Delaware limited liability company ("DM Advertising LLC"), AMERICAN DOWN & TEXTILE, LLC, a Delaware limited liability company ("ADT LLC"), and HANOVER GIFTS, INC., a Virginia corporation ("Hanover Gifts"; and, together with Hanover, HHFG LLC, Clearance World, Scandia Down LLC, LaCrosse LLC, DM Advertising LLC and ADT LLC, collectively, "Guarantors" and each, individually, a "Guarantor").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Fourteenth Amendment to Loan and

Security Agreement, dated as of February 28, 2000, the Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, the Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, the Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001, the Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, the Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001 (as amended hereby, the "Nineteenth Amendment to Loan Agreement"), the Twentieth Amendment to Loan and Security Agreement, dated as of March 5, 2002, the Twenty-First Amendment to Loan and Security Agreement, dated as of March 21, 2002, the Twenty-Second Amendment to Loan and Security Agreement, dated as of August 16, 2002, the Twenty-Third Amendment to Loan and Security Agreement, dated as of December 27, 2002, the Twenty-Fourth Amendment to Loan and Security Agreement, dated as of February 27, 2003, the Twenty-Fifth Amendment to Loan and Security Agreement, dated as of April 21, 2003, the Twenty-Sixth Amendment to Loan and Security Agreement, dated as of August 29, 2003, the Twenty-Seventh Amendment to Loan and Security Agreement, dated as of October 31, 2003 (the "Twenty-Seventh Amendment to Loan Agreement"), the Twenty-Eighth Amendment to Loan and Security Agreement, dated as of November 4, 2003, the Twenty-Ninth Amendment to Loan and Security Agreement, dated as of November 25, 2003 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers;

         WHEREAS, Borrowers and Guarantors have requested that Lender (a) amend the minimum amounts of Consolidated Working Capital, Consolidated Net Worth and EBITDA that Hanover and its Subsidiaries are required to maintain, (b) waive the Event of Default arising under Section 7.1(b) of the Loan Agreement by reason of the failure to maintain the minimum amount of Working Capital for the fiscal month ending December 27, 2003, and (d) amend certain other provisions of the Loan Agreement; and

         WHEREAS, Lender is willing to enter into such amendments and grant such waivers subject to the terms and conditions and to the extent set forth herein;

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS.

           (a) AMENDMENT TO DEFINITION. All references to the term "Consolidated Net Worth" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended by replacing clause (f) with the following .

          "(f) effective on and after March 1, 2004, solely for purposes of calculating Consolidated Net Worth of Hanover and its Subsidiaries for the fiscal month ending January 2004 and every fiscal month thereafter, to the extent that the provisions of Financial Accounting Standards No.150 ("FAS No.150") would not require Hanover to treat the Series C Participating Preferred Stock as a financial instrument and would not require Hanover to classify the liquidation preference feature of the Series C Participating Preferred Stock as a liability as provided by FAS 150, then the aggregate amounts of accretion for the liquidation preference of the Series C Participating Preferred Stock (utilizing the interest method of accounting) shall nevertheless be considered liabilities for purposes of determining compliance during applicable measurement periods set forth in Section 6.20 hereof."

          (b) INTERPRETATION. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

     2. CONSOLIDATED WORKING CAPITAL. Section 6.19(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "(e) Hanover shall, commencing with the fiscal month ending January 2004, and for each fiscal month thereafter in any fiscal year thereafter, maintain Consolidated Working Capital, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month:

                           PERIOD                   AMOUNT
                           ------                -----------
                           January                $8,600,000
                           February               $8,500,000
                           March                  $8,000,000
                           April                  $8,600,000
                           May                    $7,700,000
                           June                   $8,100,000
                           July                   $9,800,000
                           August                $10,800,000
                           September             $10,600,000
                           October               $14,000,000
                           November              $14,300,000
                           December              $12,900,000"

     3. CONSOLIDATED NET WORTH. Section 6.20(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "(e) Hanover shall, commencing with the fiscal month ending January 2004 and for each fiscal month thereafter in any fiscal year thereafter, maintain Consolidated Net Worth, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month:

                           PERIOD                  AMOUNT
                           ------               -------------
                           January              ($50,700,000)
                           February             ($52,300,000)
                           March                ($51,500,000)
                           April                ($51,500,000)
                           May                  ($52,100,000)
                           June                 ($51,400,000)
                           July                 ($51,700,000)
                           August               ($51,700,000)

                           September            ($49,200,000)
                           October              ($48,900,000)
                           November             ($46,200,000)
                           December             ($41,400,000)"

          4. EBITDA. Section 6.31(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "(e) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2004 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative year to date ("YTD") basis to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

                               Fiscal Quarter
                               End YTD Periods                    Cumulative
                             FOR FISCAL YEAR 2004                MINIMUM EBITDA
                  --------------------------------------------   --------------
            (i)   December 28, 2003 through March 27, 2004          - $0 -
            (ii)  December 28, 2003 through June 26, 2004         $1,750,000
            (iii) December 28, 2003 through September 25, 2004    $5,000,000
            (iv)  December 28, 2003 through December 25, 2004    $12,000,000"


          (f) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2005 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative YTD basis to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

                               Fiscal Quarter
                               End YTD Periods                    Cumulative
                             FOR FISCAL YEAR 2005                MINIMUM EBITDA
                  --------------------------------------------   --------------
            (i)   December 26, 2004 through March 26, 2005           - $0 -
            (ii)  December 26, 2004 through June 25, 2004          $1,750,000
            (iii) December 26, 2004 through September 24, 2005     $5,000,000
            (iv)  December 26, 2004 through December 31, 2005     $12,000,000"

          (g) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2006 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative YTD basis to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

                               Fiscal Quarter
                               End YTD Periods                    Cumulative
                             FOR FISCAL YEAR 2006                MINIMUM EBITDA
                  --------------------------------------------   --------------
           (i)    January 1, 2006 through April 1, 2006             - $0 -
           (ii)   January 1, 2006 through July 1, 2006             $1,750,000
           (iii)  January 1, 2006 through September 30, 2006       $5,000,000
           (iv)   January 1, 2006 through December 30, 2006       $12,000,000"

     5. EVENTS OF DEFAULT. Section 7.1(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         "(i)  any event shall occur as a result of which:

                           (A) the consolidated revenues of Hanover and its
                  Subsidiaries (i) in any fiscal month is thirty (30%) percent less than the consolidated revenues of Hanover and its Subsidiaries for the same fiscal month of the prior fiscal year or (ii) in any twelve (12) month period in the aggregate is twenty (20%) percent less than the consolidated revenues of Hanover and its Subsidiaries for the immediately preceding twelve (12) month period; PROVIDED, THAT, in either case, as to any applicable measurement period, if Borrowers or Guarantors have consummated an Asset Sale in accordance with the terms and conditions hereof during such period, any reduction in such consolidated revenues that is directly attributable to the revenues of such Borrower or Guarantor arising from the assets of such Borrower or Guarantor that were sold pursuant to such Asset Sale; then such reduction shall not be deemed a reduction for purposes of this clause
                  (A);

                           (B) the operations are suspended or terminated (other
                  than due to an embargo, condemnation, act of God or public enemy or other casualty loss or force majeure) for ten (10) days or more at any facility of a Borrower used in generating more than twenty (20%) percent of the revenues of Borrowers on a consolidated basis for the immediately preceding fiscal year; PROVIDED, THAT, if Borrowers or Guarantors have consummated an Asset Sale in accordance with the terms and conditions hereof involving the sale of any such facility, then the sale of a facility pursuant to such Asset Sale shall not be deemed to be a suspension or termination of operations at such facility;

                           (C) any strike, lockout, work stoppage or labor
                  dispute affects twenty (20%) percent or more of the aggregate workforce of Borrowers;

                           (D) any law, regulation, order, judgment or decree of
                  any Governmental Authority shall exist, or any action, suit, investigation, litigation or proceeding shall be pending or threatened in writing in any court or before any arbitrator or Governmental Authority that could reasonably be expected to result in the loss of the ability to conduct any portion of the business that accounted for more than ten (10%) percent of the revenues of Hanover and its Subsidiaries on a consolidated basis on the immediately preceding fiscal year;

                           (E) the loss, suspension, revocation or failure to
                  renew any permit or license now held or hereafter acquired by a Borrower required in connection with the sale or distribution of goods the sale of which gave rise to revenues of more than ten (10%) percent in the immediately preceding fiscal year;

                           (F) the Value of the Inventory in the possession of
                  Borrowers equal to thirty-five (35%) percent of the total Value of Inventory of Borrowers in the aggregate is more than six (6) months old;

                           (G) within any ninety (90) day period, the value of
                  Inventory (as calculated for this purpose as the lower of cost or market) in the aggregate for all Borrowers exceeds the lesser of $2,500,000 or the amount equal to five (5%) percent of the total value (calculated as the lower of cost or market) of all Inventory shall be subject to a product recall or similar product defect occurrence (but any such Inventory shall not be included in the calculation of such amount if a Borrower has a valid and enforceable right to return such Inventory to the supplier thereof in exchange for cash or other immediately available funds so long as Agent determines that the supplier has the financial ability to make all of such payments;

                           (H) any vendor or group of vendors that accounts for
                  sales of goods to Borrowers in excess of ten (10%) percent of the aggregate of Borrowers' then current goods sold to customers in the ordinary course of business for the immediately preceding fiscal year of Borrowers terminates its sale agreement(s) with any Borrower or stops delivery of goods to a Borrower for more than sixty (60) Business Days;

                           (I) a vendor or group of vendors change the credit
                  terms of sale of goods to Borrowers so that Borrowers are required to purchase twenty (20%) percent or more of the aggregate inventory of all Borrowers on a cash on delivery or cash in advance basis;

                           (J) the aging of accounts payable of Borrowers
                  reflects that twenty (20%) percent or more of the total balance owed is more than sixty (60) days past the due date;

                           (K) any embargo, condemnation, act of God or public
                  enemy or other casualty loss or force majeure occurs resulting in the cessation or substantial curtailment of the receipt of goods from vendors or from revenue producing activities of Borrowers for more than thirty (30) days;

                           (L) contingent liabilities are incurred by Borrowers
                  and Guarantors in excess of $10,000,000 which would be required to be reflected in a balance sheet prepared in accordance with GAAP and which liabilities are not permitted to be incurred under the terms and conditions hereof; or

                           (M) any of the President, Chief Executive Officer,
                  Chief Financial Officer or Chief Operating Officer of Borrower is convicted of a felony criminal offense."

     6. WAIVER OF EVENT OF DEFAULT

         (a) Subject to the satisfaction of each of the conditions precedent set forth herein, Lender hereby waives any Event of Default under Section 7.1(b) of the Loan Agreement arising as a result of the failure of Hanover and its Subsidiaries to maintain the minimum amounts of Working Capital required pursuant to Section 6.19(d) of the Loan Agreement for the fiscal month ending December 27, 2003.

         (b) Lender has not waived, is not by this Amendment waiving, and has no intention of waiving, any Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof (whether the same or similar to the Event of Default referred to in Section 6(a) hereof or otherwise), other than the specific Event of Default referred to in Section 6(a) hereof, subject to the terms and conditions set forth herein. The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Event of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied, of any of the rights and remedies of Lender arising under the terms of the Loan Agreement or any other Financing Agreements on any future occasion or otherwise.

     7. FEES. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender the following additional fees:

         (a) Borrowers shall pay to Lender, contemporaneously herewith, an amendment fee in the amount of $75,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Borrower.

         (b) Tranche B Term Loan Borrowers shall pay to Lender, contemporaneously herewith, an amendment fee in the amount of $50,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Tranche B Term Loan Borrower.

     8. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

         (a) This Amendment and each other agreement or instrument to be executed and delivered by each Borrower or Guarantor hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of Borrower and each Guarantor which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower and Guarantor, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor, as the case may be, enforceable against them in accordance with their terms.

         (b) No action of, or filing with, or consent of any governmental or public body or authority, and no consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant hereto and thereto.

(c) Neither the execution and delivery of this Agreement, the Chelsey Subordinated Note, or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions thereof (i) has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (iii) does or shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor.

         (d) Notwithstanding the provisions of Section 10(d) of the Twenty-Seventh Amendment to Loan Agreement, on or before April 30, 2004, Borrowers and Guarantors shall have entered into, each in form and substance satisfactory to Lender, an Amended and Restated Loan and Security Agreement among Lender, Borrowers and Guarantors and such other Financing Agreements or amendments to or amendments and restatements of any existing Financing Agreements as Lender shall request in connection with the amendment and restatement of the Loan Agreement.

         (e) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         (f) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

     9. CONDITIONS PRECEDENT. Concurrently with the execution and delivery hereof(except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

         (a) Lender shall have received a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five (5) Banking Days after the date hereof), as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors;

         (b) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions with Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Borrowers and Guarantors that are corporations of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment; and

         (c) each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, including, without limitation, Chelsey, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

     10. EFFECT OF THIS AMENDMENT. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

     11. FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

     12. GOVERNING LAW. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

     13. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     14. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                         CONGRESS FINANCIAL CORPORATION

                                      By:         /S/ ERIC STORZ
                                         ----------------------------------

                                      Title:  VP
                                            -------------------------------


                                      BRAWN OF CALIFORNIA, INC.

                                      By:         /S/ STEVEN SEYMOUR
                                         --------------------------------------
                                      Name:   Steven Seymour
                                      Title:  President

                                      GUMP'S BY MAIL, INC.

                                      By:         /S/ JED POGRAN
                                         --------------------------------------
                                      Name:   Jed Pogran
                                      Title:  President

                                      GUMP'S CORP.

                                      By:         /S/ JED POGRAN
                                         --------------------------------------
                                      Name:    Jed Pogran
                                      Title:   President

                                      HANOVER REALTY, INC.

                                      By:         /S/ DOUG MITCHELL
                                         --------------------------------------
                                      Name:    Doug Mitchell
                                      Title:   President

                                      THE COMPANY STORE FACTORY, INC.

                                      By:         /S/ DAVID PIPKORN
                                         --------------------------------------
                                      Name:    David Pipkorn
                                      Title:   President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                      THE COMPANY OFFICE, INC.

                                      By:         /S/ DAVID PIPKORN
                                         --------------------------------------
                                      Name:   David Pipkorn
                                      Title:  President

                                      SILHOUETTES, LLC

                                      By:         /S/ CHARLES E. BLUE
                                         --------------------------------------
                                      Name:   Charles E. Blue
                                      Title:  President

                                      HANOVER COMPANY STORE, LLC

                                      By:         /S/ CHARLES E. BLUE
                                         --------------------------------------
                                      Name:   Charles E. Blue
                                      Title:  President

                                      DOMESTICATIONS, LLC

                                      By:         /S/ CHARLES E. BLUE
                                         --------------------------------------
                                      Name:   Charles E. Blue
                                      Title:  Vice President

                                      KEYSTONE INTERNET SERVICES, LLC

                                      By:         /S/ CHARLES E. BLUE
                                         --------------------------------------
                                      Name:   Charles E. Blue
                                      Title:  Vice President

                                      THE COMPANY STORE GROUP, LLC

                                      By:         /S/ CHARLES E. BLUE
                                         --------------------------------------
                                      Name:   Charles E. Blue
                                      Title:  President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

By their signatures
below, the undersigned
Guarantors acknowledge
and agree to be bound by
the applicable provisions
of this Amendment:

HANOVER DIRECT, INC.

By:          /S/ CHARLES E. BLUE
   -----------------------------------
Name:     Charles E. Blue
Title:    Senior Vice President and
          Chief Financial Officer

HANOVER HOME FASHIONS GROUP, LLC

By:          /S/ CHARLES E. BLUE
   -----------------------------------
Name:     Charles E. Blue
Title:    Vice President

CLEARANCE WORLD OUTLETS, LLC

By:          /S/ CHARLES E. BLUE
   -----------------------------------
Name:     Charles E. Blue
Title:    President

SCANDIA DOWN, LLC

By:          /S/ DAVID PIPKORN
   -----------------------------------
Name:     David Pipkorn
Title:    President

LA CROSSE FULFILLMENT, LLC

By:          /S/ CHARLES E. BLUE
   -----------------------------------
Name:     Charles E. Blue
Title:    President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


D.M. ADVERTISING, LLC

By:          /S/ CHARLES E. BLUE
   -----------------------------------
Name:     Charles E. Blue
Title:    President

AMERICAN DOWN & TEXTILE, LLC

By:          /S/ DAVID PIPKORN
   -----------------------------------
Name:     David Pipkorn
Title:    President

HANOVER GIFTS, INC.

By:          /S/ DOUG MITCHELL
   -----------------------------------
Name:     Doug Mitchell
Title:    President


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